EXECUTION COPY

AMENDMENT NO. 1
This AMENDMENT NO. 1 (this “Amendment”) dated as of September 30, 2019, by and among 3D Systems Corporation, a Delaware corporation (the “Borrower”), 3D Systems, Inc., a California corporation, and 3D Holdings, LLC, a Delaware limited liability company, as guarantors (the “Guarantors”, and, together with the Borrower, each a “Loan Party”, and, collectively, the “Loan Parties”), HSBC Bank USA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), as Swing Loan Lender and as an Issuing Lender, PNC Bank, National Association, as an Issuing Lender, and the lenders party hereto, is entered into in connection with that certain Credit Agreement, dated as of February 27, 2019 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders party thereto, the Administrative Agent, the Swing Loan Lender and the Issuing Lenders.

WHEREAS, the Borrower, the lenders party hereto, the Administrative Agent, the Issuing Lenders, and the Swing Loan Lender have agreed to certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of their mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1 Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including in the preliminary statements hereto) shall have the same meaning assigned to such terms in the Credit Agreement.
Section 2 Amendments. As of the Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall hereby be amended as follows:
Section 2.1  References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “herein” and “hereof”) and references in the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby.
Section 2.2 Defined Terms. Section 1.1 of the Credit Agreement shall be amended by amending the following definitions and replacing them in their entirety to read as follows:
“Consolidated Total Funded Indebtedness” shall mean, as of any date of determination, with respect to the Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business but including any earn out or similar obligations to the extent such obligation would be reflected as a liability on the balance sheet in accordance with GAAP), (e) Indebtedness in respect of capital leases and Synthetic Lease Obligations, (f) net obligations of such Person under any Hedge Agreement, (g)

any Guaranty with respect to outstanding Indebtedness of the types specified in clauses (a) through (f) above of Persons other than the Borrower or any Subsidiary, and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary. For purposes of clarity, Consolidated Total Funded Indebtedness shall not include contingent obligations arising under surety bonds, letters of credit (including undrawn letters of credit or undrawn surety bonds) or unrealized obligations under Hedge Agreements.
“Letter of Credit Sublimit” shall mean the Issuing Lender’s commitment to issue Letters of Credit to the Borrower pursuant to Section 2.9.1 hereof in an aggregate principal amount up to $20,000,000.
Section 3 Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent, the Swing Loan Lender, the Issuing Lenders and the Lenders that:
Section 3.1 This Amendment (a) has been authorized by all necessary corporation or other entity action, (b) has been duly and validly executed and delivered by such Loan Party, and (c) constitutes, or will constitute, legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
Section 3.2 The representations and warranties of such Loan Party in the Credit Agreement and the other Loan Documents to which it is a party are true and correct in all material respects (except to the extent already qualified by materiality, in which case any such representation or warranty is true and correct in all respects), other than to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent already qualified by materiality, in which case any such representation or warranty were true and correct in all respects) as of such earlier date; and
Section 3.3 As of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.
Section 4 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the “Amendment Effective Date”):
Section 4.1 The Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Swing Loan Lender, the Issuing Lenders and the Required Lenders.
Section 4.1 The Borrower shall have paid (or made arrangements for the payment of) all reasonable and documented out-of-pocket fees and expenses incurred by the Administrative Agent in connection with this Amendment payable as required by the Credit Agreement or any other Loan Document (including the reasonable and documented out-of-pocket fees, charges and disbursements of its counsel).

Section 5 Miscellaneous.
Section 5.1  Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law principles except Title 14 of Article 5 of the New York General Obligations law.
Section 5.3 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 5.4 Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
Section 5.5 Execution in Counterparts; Etc. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 5.6 Credit Agreement. Except as amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment is a Loan Document executed under the Credit Agreement and shall be construed in accordance with the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: 3D SYSTEMS CORPORATION,
a Delaware corporation
By: /s/ Andrew M. Johnson
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary

GUARANTORS: 3D SYSTEMS, INC.,
a California corporation
By: /s/ Andrew M. Johnson
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary

3D HOLDINGS, LLC,
a Delaware limited liability company
By: 3D Systems Corporation, its Manager

By: /s/ Andrew M. Johnson
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary

[Signature Page to Amendment No. 1]

HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent
By: /s/ Keisha McLaughlin
Name: Keisha McLaughlin
Title: AVP

HSBC BANK USA, NATIONAL ASSOCIATION,
as Swing Loan Lender, Issuing Lender and Lender
By: /s/ Chris Burns
Name: Chris Burns
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Issuing Lender and Lender
By: /s/ Dawn M. Kondrat
Name: Dawn M. Kondrat
Title: SVP, Credit Products Specialist

[Signature Page to Amendment No. 1]

SUNTRUST BANK,
as Lender
By: /s/ Katie Lundin
Name: Katie Lundin
Title: Director

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as Lender
By: /s/ Michael Privette
Name: Michael Privette
Title: Vice President

FIFTH THIRD BANK,
as Lender
By: /s/ Christopher Griffin
Name: Christopher Griffin
Title: Vice President

[Signature Page to Amendment No. 1]